UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2021

GP Strategies Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7234	52-0845774
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

70 Corporate Center

11000 Broken Land Parkway, Suite 300

Columbia, MD 21044

(Address of Principal Executive Offices, and Zip Code)

(443) 367-9600

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GPX	NYSE (New York Stock Exchange)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 1, 2021, GP Strategies Corporation (the “Company”), a Delaware corporation, completed its previously announced sale of substantially all of its assets and liabilities related to the EtaPRO business (the “Business”) to Toshiba America Energy Systems Corporation (the “Buyer”), a Delaware corporation, and certain of the Buyer’s affiliates (the “Transaction”) pursuant to that certain Asset Purchase Agreement, dated as of May 8, 2021, by and between the Company and the Buyer (the “Purchase Agreement”) for approximately $40 million in cash, subject to certain closing and post-closing purchase price adjustments set forth in the Purchase Agreement and an indemnity escrow of $4 million.

The foregoing description of the Purchase Agreement, the Transaction and the other transactions contemplated by the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Purchase Agreement, which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 10, 2021 and is incorporated herein by reference.

Item 8.01.	Other Events.

On October 4, 2021, the Company issued a joint press release with the Buyer announcing the completion of the Transaction. That press release is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of May 8, 2021, by and between GP Strategies Corporation and Toshiba America Energy Systems Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 10, 2021).

99.1	Press Release, dated as of October 4, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GP STRATEGIES CORPORATION

Date: October 6, 2021	By:	/s/ James Galante
James Galante
Senior Vice President, General Counsel and Secretary